EXHIBIT 10.2

Execution Version

LIMITED WAIVER AND THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

    THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of September 30, 2016, is by and among AMERICAN MIDSTREAM, LLC, a Delaware limited liability company (the “AMID Borrower”), BLACKWATER INVESTMENTS, INC., a Delaware corporation (the “Blackwater Borrower” and together with the AMID Borrower, the “Borrowers”), AMERICAN MIDSTREAM PARTNERS, LP, a Delaware limited partnership (“Parent”), the other Loan Parties party hereto, BANK OF AMERICA, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
R E C I T A L S
A.    The Borrowers, Parent, the Lenders, the Administrative Agent and the other agents referred to therein are parties to that certain Amended and Restated Credit Agreement dated as of September 5, 2014, as amended by that certain First Amendment and Incremental Commitment Agreement dated as of September 18, 2015 and by that Second Amendment to Amended and Restated Credit Agreement and First Amendment to Amended and Restated Guaranty and Collateral Agreement dated as of April 25, 2016 (the “Credit Agreement”) pursuant to which the Lenders have made certain Loans and provided certain Commitments (subject to the terms and conditions thereof) to the Borrowers.
B.    In connection with the Midla Natchez Lateral Project, the AMID Borrower formed American Midstream Midla Financing Holdings, LLC, a Delaware limited liability company (“Midla Financing Holdings”) as of August 25, 2016 as a direct, wholly-owned subsidiary of the AMID Borrower.
C.    On or about the closing of the Midla Natchez Lateral Debt, Midla Financing Holdings will own 100% of the Equity Interests in Midla Financing.
D.    The Loan Parties, in accordance with the terms of the Loan Documents, have granted in favor of the Administrative Agent for the benefit of the Secured Parties a first priority perfected pledge of and security interest in the Equity Interests in Delta House FPS LLC, a Delaware limited liability company and the other Collateral as defined in the FPS Pledge Agreement (as defined below) with respect to such Equity Interests (the “Subject Equity”) held by D-Day Offshore Holdings, LLC a Delaware limited liability company.
E.    In connection with the incurrence of certain Indebtedness to finance certain capital expenditures in respect of Delta House, the Loan Parties have also granted a pledge of and security interest in the Subject Equity to secure such Indebtedness resulting in an Event of Default under Section 8.01(b) of the Credit Agreement as a result of a failure to comply with Sections 7.01 and 7.09 of the Credit Agreement (the “Specified Default”).

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F.    The Borrowers have requested that (a) in connection with the closing of the Midla Natchez Lateral Debt, the Credit Agreement be amended to account for the creation of Midla Financing Holdings as more fully described herein and (b) the Administrative Agent and the Lenders (i) waive the Specified Default and (ii) agree to amend the Credit Agreement to exclude the Subject Equity from the Collateral and permit the Loan Parties to grant liens and security interests thereon in connection with the Delta House Project Debt (as defined below).
G.     WHEREAS, the Lenders signatory hereto and the Administrative Agent are willing to amend the Credit Agreement and to waive the Specified Default, each as more fully described herein, and upon satisfaction of the conditions set forth herein, this Amendment shall become effective.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Limited Waiver. In reliance on the representations and warranties set forth in this Amendment and effective as of the Third Amendment Effective Date, the Administrative Agent and the Required Lenders party hereto hereby waive the Specified Default. The limited waiver contained in this Section 1 is a one-time waiver applicable solely to the Specified Default but no other Default or Event of Default.
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Amendment refer to articles and sections of the Credit Agreement.
1.1    Amendments to Section 1.01 (Defined Terms) of the Credit Agreement.
(a)    The definition of “Agreement” is hereby amended by deleting the words “and by the Second Amendment” and replacing them with the words “, the Second Amendment and the Third Amendment.”
(b)    The definition of “Consolidated Net Income” is hereby amended by inserting the words “Midla Financing Holdings,” immediately before the words “Midla Financing,”.
(c)    The definition of “Excluded Property” is hereby amended and restated in its entirety as follows:
“Excluded Property” means (i) the Excluded Seacrest Assets, (ii) such interests owned by Blackwater Holdings or the Blackwater Subsidiaries as of the Closing Date with respect to the terminals located in Brunswick, Georgia and Salisbury, Maryland and reasonable expansions thereof, (iii) for so long as the Midla Natchez Lateral Debt is outstanding and is secured by such Equity Interests, Equity Interests in Midla Financing, Midla and MLGT, (iv) Equity Interests in any Person (other than Loan Parties) to the extent a grant of a Lien in respect thereof under the

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Security Documents is not permitted by the terms of such Person’s organizational or joint venture documents, in each case solely to the extent that the applicable Loan Party (y) has previously used commercially reasonable efforts to obtain any required consents to eliminate or waive any such restrictions contained in such organizational or joint venture documents and (z) has not, and will not, directly or indirectly, create, assume, incur or suffer to exist any Lien on or with respect to such Equity Interests, other than Liens permitted under Section 7.01, and (v) the FPS Equity Interests.
(d)    The definition of “Midla Natchez Lateral Debt” is hereby amended by inserting the words “Midla Financing Holdings,” immediately before each appearance of the words “Midla Financing,”.
(e)    The definition of “Subsidiary” is hereby amended by (a) inserting the words “Midla Financing Holdings,” immediately before the words “Midla Financing,” and (b) adding the following sentence at the end of such definition: “For the avoidance of doubt, upon the repurchase, repayment, defeasance or redemption in full of the Midla Natchez Lateral Debt, Parent and the Borrowers shall (and shall cause their respective Subsidiaries to) comply with the provisions of Sections 6.13 and 6.14 with respect to each of Midla Financing Holdings, Midla Financing, Midla and MLGT to the extent such Person constitutes a Subsidiary after giving effect to such repurchase, repayment, defeasance or redemption of the Midla Natchez Lateral Debt.”
(f)    The following definitions are hereby added to Section 1.01 of the Credit Agreement where alphabetically appropriate:
“Delta House FPS” means Delta House FPS LLC, a Delaware limited liability company.
“Delta House Project Debt” means Indebtedness (other than Indebtedness of a Loan Party) issued or incurred with one or more commercial banks or other financial institutions to finance or facilitate capital expenditures in respect of Delta House which Indebtedness may be secured by, in whole or in part, Delta House and/or the FPS Equity Interests; provided that, for the avoidance of doubt, the “Delta House Project Debt” shall in all cases, except with respect to such FPS Equity Interests, be non-recourse to the Loan Parties.
“FPS Equity Interests” means (i) the Equity Interests in Delta House FPS which are held by a Loan Party and (ii) the other Collateral as defined in the FPS Pledge Agreement with respect to such Equity Interests.
“FPS Pledge Agreement” means the Pledge Agreement, dated June 20, 2014, by D-Day Offshore Holdings, LLC and the other Pledgors (as defined therein) to Deutsche Bank Company Americas, as Collateral Agent, as amended, restated, supplemented, joined or otherwise modified as of the Third Amendment Effective Date.

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“Midla Financing Holdings” means American Midstream Midla Financing Holdings, LLC, a Delaware limited liability company.
“Third Amendment” means the Limited Waiver and Third Amendment to Amended and Restated Credit Agreement, dated as of September 30, 2016, by and among the Parent, the Borrowers, the Administrative Agent and the Lenders party thereto.
“Third Amendment Effective Date” has the meaning specified in the Third Amendment.
1.2    Amendments to Section 7.01 (Liens) of the Credit Agreement. Section 7.01 is hereby amended by (i) deleting the “and” at the end of subsection (y), (ii) deleting the period at the end of subsection (z) and replacing it with an “; and”, and (iii) inserting a new subsection (aa) at the end thereof as follows:
(aa) Liens on the FPS Equity Interests to secure the obligations under the Delta House Project Debt.
1.3    Amendments to Section 7.02 (Investments) of the Credit Agreement.
(a)    Section 7.02(c) is hereby amended by inserting the words “Midla Financing Holdings,” immediately before the words “Midla Financing,”.
(b)    Section 7.02(s) is hereby amended and restated in its entirety as follows:
(s)    for so long as the Midla Natchez Lateral Debt is outstanding, (i) Investments in Midla Financing, Midla and MLGT made as of the Second Amendment Effective Date, (ii) Investments in Midla Financing Holdings made as of the Third Amendment Effective Date and (ii) other Investments in Midla Financing Holdings, Midla Financing, Midla and MLGT in an aggregate amount not to exceed $15,000,000.
1.4    Amendments to Section 7.09 (Burdensome Agreements) of the Credit Agreement. Section 7.09 is hereby amended by (i) deleting the “or” after clause (C) of the proviso at the end of subsection (a) and inserting at the end of clause (D) of such proviso “, or (E) with respect to Liens on the FPS Equity Interests, any negative pledge on such Equity Interests incurred with respect to Delta House Project Debt” and (ii) inserting “(other than Liens permitted under Section 7.01(aa))” immediately after the first appearance of the word “Lien” in subsection (b).
Section 2.    Conditions Precedent. This Amendment shall become effective on the date (the “Third Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 10.01 of the Credit Agreement):
2.1    Amendment Counterparts. The Administrative Agent shall have received executed counterparts (in such number as may be requested by the Administrative Agent) of this Amendment from the Administrative Agent, the Collateral Agent, the L/C Issuers, the Required Lenders and the Loan Parties.

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2.2    Other Documents. The Administrative Agent and the Collateral Agent shall have received such other documents as the Administrative Agent, the Collateral Agent or special counsel to the Administrative Agent or Collateral Agent may reasonably request.
Section 3.    Miscellaneous.
3.1    Confirmation. The provisions of the Loan Documents, as amended by this Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Amendment.
3.2    Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm each Loan Document to which it is a party, as amended hereby, and its obligations thereunder. Each of the Loan Parties hereby (a) acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for such representations and warranties that have a materiality or Material Adverse Effect qualification, which shall be true and correct in all respects) as of such specified earlier date as supplemented or subject to such qualifications as are set forth in the applicable Schedule(s) as of the Third Amendment Effective Date and (ii) as of the date hereof, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
3.3    Loan Document. This Amendment and each agreement, instrument, certificate or document executed by the Borrowers or any of their respective officers in connection therewith are "Loan Documents" as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
3.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
3.5    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

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3.6    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN MIDSTREAM PARTNERS, LP,
By: American Midstream GP, LLC, its sole
general partner
AMERICAN MIDSTREAM, LLC,
AMERICAN MIDSTREAM FINANCE
CORPORATION,
AMERICAN MIDSTREAM MARKETING,
LLC,
AMERICAN MIDSTREAM (ALABAMA
GATHERING), LLC,
AMERICAN MIDSTREAM (ALABAMA
INTRASTATE), LLC,
AMERICAN MIDSTREAM (ALATENN), LLC,
AMERICAN MIDSTREAM (LOUISIANA
INTRASTATE), LLC,
AMERICAN MIDSTREAM (MISSISSIPPI),
LLC,
AMERICAN MIDSTREAM (SIGCO
INTRASTATE), LLC,
AMERICAN MIDSTREAM (TENNESSEE
RIVER), LLC,
AMERICAN MIDSTREAM ONSHORE
PIPELINES, LLC,
AMERICAN MIDSTREAM OFFSHORE
(SEACREST), LP,
By: American Midstream, LLC, its
general partner
AMERICAN MIDSTREAM (BURNS POINT),
LLC,
AMERICAN MIDSTREAM CHATOM, LLC,
AMERICAN MIDSTREAM CHATOM UNIT 1,
LLC,
AMERICAN MIDSTREAM CHATOM UNIT 2,
LLC,
AMERICAN MIDSTREAM MADISON, LLC,
HIGH POINT GAS TRANSMISSION
HOLDINGS, LLC,
HIGH POINT GAS TRANSMISSION, LLC,
HIGH POINT GAS GATHERING HOLDINGS,
LLC,
HIGH POINT GAS GATHERING, L.L.C. ,

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

AMERICAN MIDSTREAM (LAVACA), LLC,
CENTANA GATHERING, LLC,
CENTANA OIL GATHERING, LLC,
AMERICAN MIDSTREAM REPUBLIC, LLC,
AMERICAN MIDSTREAM COSTAR, LLC,
AMERICAN MIDSTREAM GAS SOLUTIONS, LP,
By: American Midstream Gas Solutions GP,
LLC, its general partner
AMERICAN MIDSTREAM GAS SOLUTIONS GP, LLC,
AMERICAN MIDSTREAM GAS SOLUTIONS LP, LLC,
AMERICAN MIDSTREAM BAKKEN, LLC,
AMERICAN MIDSTREAM PERMIAN, LLC,
AMERICAN MIDSTREAM EAST TEXAS RAIL, LLC,
AMERICAN MIDSTREAM DELTA HOUSE, LLC
AMERICAN MIDSTREAM MESQUITE, LLC
AMERICAN MIDSTREAM TRANSTAR GAS PROCESSING, LLC
AMERICAN MIDSTREAM AMPAN, LLC
AMERICAN MIDSTREAM EMERALD, LLC
AMERICAN MIDSTREAM PINEY WOODS, LLC
AMERICAN MIDSTREAM MIDLA
RECONFIGURATION, LLC
D-DAY OFFSHORE HOLDINGS, LLC

By: /s/ Eric Kalamaras

Name:	Eric Kalamaras

Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

AMERICAN MIDSTREAM TERMINALING, LLC
BLACKWATER INVESTMENTS, INC.,
AMERICAN MIDSTREAM BLACKWATER,
LLC,
BLACKWATER MIDSTREAM CORP.,
BLACKWATER GEORGIA, L.L.C.,
BLACKWATER HARVEY, LLC,
BLACKWATER MARYLAND, L.L.C.,
BLACKWATER NEW ORLEANS, L.L.C. ,

By: /s/ Eric Kalamaras

Name:	Eric Kalamaras

Title:	Executive Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Kevin L. Ahart
Name:    Kevin L. Ahart
Title:    Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer
as a Lender and L/C Issuer

By: /s/ Adam H. Fey __________
Name: Adam H. Fey
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BARCLAYS BANK PLC,
as a Lender

By: /s/ Jake Lam
Name:    Jake Lam
Title: Assistant Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

BNP PARIBAS,
as a Lender

By: /s/ Ann Rhoads
Name:    Ann RHOADS
Title: Managing Director

By: /s/ Vincent Trapet
Name:    Vincent TRAPET
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Cadence Bank, N.A.
as a Lender

By: /s/ William W. Brown
Name:    William W. Brown
Title: Executive Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Capital One, N.A.,
as a Lender

By: /s/ Matthew Molero
Name:    Matthew Molero
Title: Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

COMERICA BANK,
as a Lender

By: /s/ Garrett R. Merrell
Name:    Garrett R. Merrell
Title: Relationship Manager

[for Lenders requiring a second signature block:]

By:
Name:
Title:

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Compass Bank,
as a Lender

By: /s/ Mark H. Wolf
Name:    Mark H. Wolf
Title: Senior Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Deutsche Bank AG – New York Branch,
as a Lender

By: /s/ Chris Chapman
Name:    Chris Chapman
Title: Director

By: /s/ Shai Bandner
Name:    Shai Bandner
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Natixis, New York Branch,
as a Lender

By: /s/ Jake Lam
Name:    Jarrett Price
Title: Director

By: /s/ Brice Le Foyer
Name:    Brice Le Foyer
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Bank Midwest, a division of NBH Bank,
as a Lender

By: /s/ Ben W. Suh
Name:    Ben W. Suh
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

Royal Bank of Canada,
as a Lender

By: /s/ Jay T. Sartain
Name:    Jay T. Sartain
Title: Authorized Signatory

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

SUNTRUST BANK,
as a Lender

By: /s/ Carmen Malizia
Name:    Carmen Malizia
Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

UBS AG, STAMFORD BRANCH,
as a Lender

By: /s/ Darlene Arias
Name:    Darlene Arias
Title: Director

By: /s/ Denise Bushee
Name:    Denise Bushee
Title: Associate Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as a Lender

By: /s/ Jacob L. Osterman
Name:    Jacob L. Osterman
Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]